UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 24, 2020

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware

(STATE OF INCORPORATION)

001-36376	26-2335939

(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road

Lanham, MD	20706

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	TWOU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On March 24, 2020, 2U, Inc. (“2U”) will host its Investor Day via webcast. A copy of the Investor Day presentation materials is furnished as Exhibit 99.1 hereto and incorporated by reference herein.

On March 24, 2020, 2U announced that it is partnering with Simmons University to deliver a Doctorate of Social Work. A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated by reference herein.

The information in this Item 7.01, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Exhibit Description

99.1	Presentation for 2U, Inc. Investor Day
99.2	Press release, dated March 24, 2020, “2U, Inc. and Simmons University Partner to Deliver New Doctorate of Social Work”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

By:	/s/ Paul S. Lalljie
Name:	Paul S. Lalljie
Title:	Chief Financial Officer

Date: March 24, 2020